EXHIBIT 21

SUBSIDIARIES OF CINEMARK HOLDINGS, INC.

United States

Cinemark USA, Inc., a Texas corporation

Cinemark, L.L.C., a Cayman corporation

Sunnymead Cinema Corp., a California corporation

Cinemark Properties, Inc., a Texas corporation

Greeley Holdings, Inc., a Texas corporation

Greeley, Ltd., a Texas limited partnership

Cinemark Concessions, L.L.C., a Florida limited liability company

Cinemark International, L.L.C., a Texas limited liability company

Cinemark Mexico (USA), Inc., a Delaware corporation

Cinemark Partners I, Inc., a Texas corporation

Cinemark Partners II, Ltd., a Texas limited partnership

Cinemark Investments Corporation, a Delaware corporation

CNMK Brazil Investments, Inc., a Delaware corporation

CNMK Investments, Inc., a Delaware corporation

CNMK Texas Properties, L.L.C., a Texas corporation

Laredo Theatre, Ltd., a Texas limited partnership

Brasil Holdings, L.L.C., a Delaware limited liability company

Cinemark Media, Inc., a Delaware corporation

Cinemark Latin America Ventures, L.L.C., a Delaware limited liability company

Cinemark Prodecine Holdings, L.L.C., a Delaware limited liability company

Brazil Transition Holdings, L.L.C., a Delaware limited liability company

Century Theatres, Inc., a California corporation

Marin Theatre Management, L.L.C., a California limited liability company

Century Theatres NG, L.L.C., a California limited liability company

CineArts, L.L.C., a California limited liability company

CineArts of Sacramento, L.L.C., a California limited liability company

Corte Madera Theatres, L.L.C., a California limited liability company

Novato Theatres, L.L.C., a California limited liability company

San Rafael Theatres, L.L.C., a California limited liability company

Northbay Theatres, L.L.C., a California limited liability company

Century Theatres Summit Sierra, L.L.C., a California limited liability company

Century Theatres Seattle, L.L.C., a California limited liability company

Cinemark AB, Inc., a Maryland Corporation

FM Delaware I, LLC, a Delaware limited liability company

FM Delaware II, LLC, a Delaware limited liability company

ARGENTINA

Cinemark Argentina, S.R.L., an Argentine limited liability company

Prodecine S.R.L., an Argentine limited liability company

Bulnes 2215, S.R.L., an Argentine limited liability company

Cinemark Argentina Holdings, Inc., a Cayman corporation

BOCA Holdings, Inc., a Cayman corporation

Hoyts Cinema de Argentina S.A., an Argentine corporation

BRAZIL

Cinemark Brasil S.A., a Brazilian corporation

Flix Media Publicidade e Entreternimento Ltda., a Brazilian limited partnership

CANADA

Century Theatres of Canada, ULC, a Canadian corporation

CENTRAL AMERICA

Cinemark Panama, S.A., a Panamanian joint stock company

Cinemark Equity Holdings Corporation, a British Virgin Islands corporation

Cinemark Costa Rica, S.R.L., a Costa Rican limited liability company

Cinemark El Salvador, Ltda de C.V., an El Salvadorian limited liability company

SUBSIDIARIES OF CINEMARK HOLDINGS, INC.

Cinemark Nicaragua y Cia, Ltda., a Nicaraguan limited liability company

Cinemark Honduras S. de R.L., a Honduran limited liability company

Cinemark Guatemala Ltda., a Guatemalan limited company

CENTRAL AMERICA (cont.)

Flix Media Holdings Corporation, a British Virgin Islands corporation

Flix Cinevision Honduras S.R.L, a Honduran limited liability company

Flix Cinevision Costa Rica S.R.L, a Costa Rican limited liability company

Flix Cinevision Nicaragua S.R.L, a Nicaraguan limited liability company

Flix Cinevision Guatemala S.R.L, a Guatemalan limited liability company

Flix Cinevision Panama S.R.L, a Panamanian limited liability company

Flix Cinevision El Salvador S.R.L, an El Salvadorian limited liability company

CHILE

Cinemark Chile S.A., a Chilean corporation

Inversiones Cinemark, S.A., a Chilean corporation

Worldwide Invest, Inc., a British Virgin Islands corporation

Flix Impirica S.A., a Chilean corporation

COLOMBIA

Cinemark Colombia S.A.S., a Colombian corporation

Flix Cinevision Colombia S.A.S., a Colombian corporation

ECUADOR

Cinemark del Ecuador S.A., an Ecuadorian corporation

MEXICO

Cinemark Plex, S. de R.L. de C.V., a Mexican limited liability company

PERU

Cinemark del Peru S.R.L., a Peruvian limited liability company

BOLIVIA

Cinemark Bolivia, S.R.L., a Bolivian corporation

PARAGUAY

Cinemark Paraguay, S.R.L

CURACAO

Cinemark Curacao, B.V.

SPAIN

Cinemark Holdings Spain, S.L., a Spanish limited liability company